American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	September 30
ASSETS	2012	2011

Cash and due from banks	$25,740	$23,450
Interest-bearing deposits in other banks	41,900	30,086

Securities available for sale, at fair value	327,994	311,517
Securities held to maturity	-	2,383
Total securities	327,994	313,900

Restricted stock, at cost	5,284	6,404
Loans held for sale	8,118	3,359

Loans	797,818	817,858
Less allowance for loan losses	(11,998)	(9,086)
Net Loans	785,820	808,772

Premises and equipment, net	24,885	26,263
Other real estate owned, net	6,259	5,920
Goodwill	39,043	37,709
Core deposit intangibles, net	5,081	7,142
Bank owned life insurance	13,380	12,948
Accrued interest receivable and other assets	22,203	29,186

Total assets	$1,305,707	$1,305,139

Liabilities
Demand deposits -- noninterest-bearing	$215,012	$170,398
Demand deposits -- interest-bearing	152,706	188,480
Money market deposits	164,266	199,172
Savings deposits	78,665	72,428
Time deposits	441,778	433,999
Total deposits	1,052,427	1,064,477

Customer repurchase agreements	45,761	43,758
Long-term borrowings	10,111	10,238
Trust preferred capital notes	27,292	27,190
Accrued interest payable and other liabilities	8,071	8,115
Total liabilities	1,143,662	1,153,778

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding at September 30, 2012 and
1,000,000 outstanding at September 30, 2011	-	5,000
Common stock, $1 par, 20,000,000 shares authorized,
7,843,221 shares outstanding at September 30, 2012 and
7,802,976 shares outstanding at September 30, 2011	7,843	7,803
Capital in excess of par value	57,045	56,094
Retained earnings	88,478	77,092
Accumulated other comprehensive income, net	8,679	5,372
Total shareholders' equity	162,045	151,361

Total liabilities and shareholders' equity	$1,305,707	$1,305,139

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2012	2011	2012	2011
Interest and Dividend Income:
Interest and fees on loans	$11,421	$12,510	$37,224	$25,807
Interest and dividends on securities:
Taxable	995	1,192	3,130	3,446
Tax-exempt	1,059	1,014	3,218	2,557
Dividends	52	35	155	88
Other interest income	19	28	47	112
Total interest and dividend income	13,546	14,779	43,774	32,010

Interest Expense:
Interest on deposits	1,725	2,079	5,291	5,246
Interest on short-term borrowings	33	82	127	244
Interest on long-term borrowings	84	86	252	144
Interest on trust preferred capital notes	204	189	616	829
Total interest expense	2,046	2,436	6,286	6,463

Net Interest Income	11,500	12,343	37,488	25,547
Provision for loan losses	333	525	1,799	1,198

Net Interest Income After Provision
for Loan Losses	11,167	11,818	35,689	24,349

Noninterest Income:
Trust fees	926	921	2,774	2,727
Service charges on deposit accounts	414	575	1,315	1,396
Other fees and commissions	421	429	1,323	1,083
Mortgage banking income	615	374	1,665	792
Securities gains (losses), net	-	-	160	(18)
Other	314	399	1,487	677
Total noninterest income	2,690	2,698	8,724	6,657

Noninterest Expense:
Salaries	3,933	3,676	11,853	8,707
Employee benefits	780	731	2,657	1,896
Occupancy and equipment	929	916	2,942	2,311
FDIC assessment	84	94	530	496
Bank franchise tax	173	206	538	557
Core deposit intangible amortization	421	545	1,514	734
Foreclosed real estate, net	412	(32)	430	490
Merger related expenses	(30)	390	19	1,534
Other	2,178	2,038	7,157	4,646
Total noninterest expense	8,880	8,564	27,640	21,371

Income Before Income Taxes	4,977	5,952	16,773	9,635
Income Taxes	1,338	1,823	4,685	2,716
Net Income	3,639	4,129	12,088	6,919
Dividends on preferred stock	-	51	-	51
Net income available to common shareholders	$3,639	$4,078	$12,088	$6,868
				$6,868
Net Income Per Common Share:
Basic	$0.46	$0.52	$1.54	$1.02
Diluted	$0.46	$0.52	$1.54	$1.02
Average Common Shares Outstanding:
Basic	7,838,314	7,800,614	7,830,928	6,705,607
Diluted	7,855,537	7,806,668	7,846,659	6,712,960

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2012	2012	2011	2012	2011
EARNINGS
Interest income	$13,546	$14,886	$14,779	$43,774	$32,010
Interest expense	2,046	2,070	2,436	6,286	6,463
Net interest income	11,500	12,816	12,343	37,488	25,547
Provision for loan losses	333	733	525	1,799	1,198
Noninterest income	2,690	2,800	2,698	8,724	6,657
Noninterest expense	8,880	8,833	8,564	27,640	21,371
Income taxes	1,338	1,776	1,823	4,685	2,716
Net income	3,639	4,274	4,129	12,088	6,919

PER COMMON SHARE
Earnings per share - basic	$0.46	$0.55	$0.52	$1.54	$1.02
Earnings per share - diluted	0.46	0.54	0.52	1.54	1.02
Cash dividends declared	0.23	0.23	0.23	0.69	0.69
Book value per share	20.66	20.22	19.40	20.66	19.40
Book value per share - tangible (a)	15.03	14.49	13.65	15.03	13.65
Closing market price	22.59	23.56	18.00	22.59	18.00

FINANCIAL RATIOS
Return on average assets	1.12%	1.31%	1.26%	1.23%	0.92
Return on average equity	9.11	10.86	11.08	10.24	7.49
Return on average tangible equity (b)	13.69	16.62	17.24	15.65	10.73
Average equity to average assets	12.32	12.03	11.40	12.05	12.33
Net interest margin, taxable equivalent	4.14	4.57	4.41	4.47	3.98
Efficiency ratio	62.00	55.56	57.03	58.20	63.24
Effective tax rate	26.88	29.36	30.63	27.93	28.19

PERIOD-END BALANCES
Securities	$333,278	$340,791	$320,304	$333,278	$320,304
Loans held for sale	8,118	9,215	3,359	8,118	3,359
Loans, net of unearned income	797,818	808,069	817,858	797,818	817,858
Goodwill and other intangibles	44,124	44,854	44,851	44,124	44,851
Assets	1,305,707	1,290,892	1,305,139	1,305,707	1,305,139
Assets - tangible (a)	1,261,583	1,246,038	1,260,288	1,261,583	1,260,288
Deposits	1,052,427	1,042,485	1,064,477	1,052,427	1,064,477
Customer repurchase agreements	45,761	46,113	43,758	45,761	43,758
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	37,403	37,409	37,428	37,403	37,428
Shareholders' equity	162,045	158,424	151,361	162,045	151,361
Shareholders' equity - tangible (a)	117,921	113,570	106,510	117,921	106,510

AVERAGE BALANCES
Securities	$323,555	$335,996	$296,095	$326,227	$253,059
Loans held for sale	8,237	5,819	2,641	6,525	2,048
Loans, net of unearned income	802,213	814,042	827,720	811,731	619,812
Interest-earning assets	1,166,572	1,173,487	1,171,982	1,171,774	904,023
Goodwill and other intangibles	44,561	45,214	44,437	45,027	30,688
Assets	1,297,698	1,308,384	1,306,796	1,306,104	999,219
Assets - tangible (a)	1,253,137	1,263,170	1,262,359	1,261,077	968,531
Interest-bearing deposits	839,902	854,673	896,873	839,210	664,091
Deposits	1,044,434	1,054,427	1,067,491	1,044,656	797,099
Customer repurchase agreements	46,297	48,742	45,356	46,297	45,452
Other short-term borrowings	-	1,878	2	-	45
Long-term borrowings	37,413	37,419	37,439	37,413	28,820
Shareholders' equity	159,868	157,390	149,033	157,323	123,184
Shareholders' equity - tangible (a)	115,307	112,176	104,596	112,296	92,496

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2012	2012	2011	2012	2011
CAPITAL
Average shares outstanding - basic	7,838,314	7,832,162	7,800,614	7,830,928	6,705,607
Average shares outstanding - diluted	7,855,537	7,849,142	7,806,668	7,846,659	6,712,960

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,099	$11,691	$8,744	$10,529	$8,420
Provision for loan losses	333	733	525	1,799	1,198
Charge-offs	(614)	(728)	(252)	(1,682)	(957)
Recoveries	180	403	69	1,352	425
Ending balance	$11,998	$12,099	$9,086	$11,998	$9,086

LOANS
Construction and land development	$50,688	$50,913	$57,111	$50,688	$57,111
Commercial real estate	356,692	354,441	346,715	356,692	346,715
Residential real estate	162,404	170,893	174,493	162,404	174,493
Home equity	95,008	95,522	99,727	95,008	99,727
Commercial and industrial	126,339	128,846	131,704	126,339	131,704
Consumer	6,687	7,454	8,108	6,687	8,108
Total	$797,818	$808,069	$817,858	$797,818	$817,858

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$-	$-	$-
Nonaccrual	7,815	7,995	13,455	7,815	13,455
Foreclosed real estate	6,259	4,731	5,920	6,259	5,920
Nonperforming assets	$14,074	$12,726	$19,375	$14,074	$19,375

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.22%	0.16%	0.09%	0.05%	0.11
Nonperforming assets to total assets	1.08	0.99	1.48	1.08	1.48
Nonperforming loans to total loans	0.98	0.99	1.65	0.98	1.65
Allowance for loan losses to total loans	1.50	1.50	1.11	1.50	1.11
Allowance for loan losses to
nonperforming loans	153.53	151.33	67.53	153.53	67.53

OTHER DATA
Fiduciary assets at period-end (c)	$391,055	$374,562	$340,941	$391,055	$340,941
Retail brokerage assets at period-end (c)	$197,434	$191,577	$149,284	$197,434	$149,284
Number full-time equivalent employees (d)	318	315	306	318	306
Number of full service offices	25	25	25	25	25
Number of loan production offices	2	2	1	2	1
Number of ATM's	31	31	31	31	31

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter

Net Interest Income Analysis
For the Three Months Ended September 30, 2012 and 2011
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2012	2011	2012	2011	2012	2011
Loans:
Commercial	$126,701	$136,204	$1,598	$1,603	5.00%	4.67%
Real estate	676,905	685,628	9,743	10,778	5.76	6.29
Consumer	6,844	8,529	119	163	6.90	7.58
Total loans	810,450	830,361	11,460	12,544	5.65	6.04

Securities:
Federal agencies	36,181	32,448	118	186	1.30	2.29
Mortgage-backed & CMOs	92,708	87,785	472	615	2.04	2.80
State and municipal	180,820	168,134	1,933	1,896	4.28	4.51
Other	13,846	7,728	121	78	3.50	4.04
Total securities	323,555	296,095	2,644	2,775	3.27	3.75

Deposits in other banks	32,567	45,526	19	28	0.23	0.24

Total interest-earning assets	1,166,572	1,171,982	14,123	15,347	4.84	5.23

Non-earning assets	131,126	134,814

Total assets	$1,297,698	$1,306,796

Deposits:
Demand	$144,284	$171,744	44	132	0.12	0.30
Money market	168,212	208,962	126	232	0.30	0.44
Savings	78,808	72,088	29	26	0.15	0.14
Time	448,598	444,079	1,526	1,689	1.35	1.51
Total deposits	839,902	896,873	1,725	2,079	0.81	0.92

Customer repurchase agreements	46,297	45,356	33	82	0.28	0.72
Other short-term borrowings	-	2	-	-	-	0.75
Long-term borrowings	37,413	37,439	288	275	3.08	2.94
Total interest-bearing
liabilities	923,612	979,670	2,046	2,436	0.88	0.99

Noninterest bearing
demand deposits	204,532	170,618
Other liabilities	9,686	7,475
Shareholders' equity	159,868	149,033
Total liabilities and
shareholders' equity	$1,297,698	$1,306,796

Interest rate spread					3.96%	4.24%
Net interest margin					4.14%	4.41%

Net interest income (taxable equivalent basis)			12,077	12,911
Less: Taxable equivalent adjustment			577	568
Net interest income			$11,500	$12,343

Net Interest Income Analysis
For the Nine Months Ended September 30, 2012 and 2011
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2012	2011	2012	2011	2012	2011
Loans:
Commercial	$129,821	$98,121	$5,136	$3,392	5.29%	4.62%
Real estate	679,375	516,165	31,720	22,093	6.23	5.71
Consumer	9,060	7,574	485	419	7.16	7.40
Total loans	818,256	621,860	37,341	25,904	6.09	5.56

Securities:
Federal agencies	36,179	37,197	435	765	1.60	2.74
Mortgage-backed & CMOs	97,057	67,843	1,487	1,571	2.04	3.09
State and municipal	181,393	141,481	5,884	4,889	4.33	4.61
Other	11,598	6,538	332	193	3.82	3.94
Total securities	326,227	253,059	8,138	7,418	3.33	3.91

Deposits in other banks	27,291	29,104	47	112	0.23	0.51

Total interest-earning assets	1,171,774	904,023	45,526	33,434	5.18	4.93

Non-earning assets	134,330	95,196

Total assets	$1,306,104	$999,219

Deposits:
Demand	$144,284	$122,497	154	167	0.14	0.18
Money market	168,212	111,801	414	382	0.33	0.46
Savings	78,808	66,138	88	69	0.15	0.14
Time	447,906	363,655	4,635	4,628	1.38	1.70
Total deposits	839,210	664,091	5,291	5,246	0.84	1.06

Customer repurchase agreements	46,297	45,452	125	244	0.36	0.72
Other short-term borrowings	-	45	2	-	0.47	0.47
Long-term borrowings	37,413	28,820	868	973	3.09	4.50
Total interest-bearing
liabilities	922,920	738,408	6,286	6,463	0.91	1.17

Noninterest bearing
demand deposits	205,446	133,008
Other liabilities	20,415	4,619
Shareholders' equity	157,323	123,184
Total liabilities and
shareholders' equity	$1,306,104	$999,219

Interest rate spread					4.27%	3.76%
Net interest margin					4.47%	3.98%

Net interest income (taxable equivalent basis)			39,240	26,971
Less: Taxable equivalent adjustment			1,752	1,424
Net interest income			$37,488	$25,547